WCM Focused International Opportunities Fund

(Investor Class Shares – Ticker Symbol: WCFOX)

(Institutional Class Shares – Ticker Symbol: WCMOX)

A series of Investment Managers Series Trust

Supplement dated July 20, 2021 to the

Prospectus dated March 8, 2021.

Effective immediately, the Prior Performance for Similar Accounts Managed by the Advisor section beginning on page 32 of the Prospectus is deleted and replaced with the following:

The following tables set forth performance data relating to the historical performance of all private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the WCM Focused International Opportunities Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns

For the Periods Ended December 31, 2020

WCM Focused International Opportunities Strategy Composite

	One Year	Since Inception 10/31/2018**
WCM Focused International Opportunities Strategy
Net Returns, after certain fees/expenses*	56.18%	40.87%
Gross Returns	57.74%	42.12%
MSCI ACWI ex USA Index	11.13%	13.21%

*	The net returns for the composite are shown net of certain fees and expenses. The fees and expenses are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.
**	Annualized.

The Advisor claims compliance with the Global Investment Performance Standards (GIPS®). The GIPS Standards differ from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

WCM Focused International Opportunities Strategy Composite was created on October 31, 2018 and contains one non-fee paying fully discretionary account. The underlying strategy for the WCM Focused International Opportunities Strategy strives to generate alpha while mitigating downside capture over full market cycles. In an effort to achieve these goals, the strategy employs a bottom-up fundamental approach which seeks to invest in companies with strengthening competitive advantages (“moats”) and moat-complementary corporate cultures. In addition, WCM seeks businesses which stand to benefit from long-lasting industry trends. For comparison purposes, the composite is measured against the MSCI ACWI ex USA Index. There is no minimum account size for this composite.

WCM is an investment advisor registered with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940.

Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. The WCM Focused International Opportunities Strategy Composite contains a wrap fee account, which pays a fee based on a percentage of assets under management. In addition to brokerage commissions, this fee includes investment management, portfolio monitoring, consulting services, and in some cases, custodial services. Wrap fee schedules are provided by independent wrap sponsors and are available upon request from the respective wrap sponsor.

Past performance is not indicative of future results. The U.S. Dollar is the currency used to express performance. A compliant presentation and/or the firm’s list of composite descriptions are available by contacting WCM at 800-827-4515.

The Advisor’s standard management fee schedule for the WCM Focused International Opportunities Strategy is as follows: 1.00% on all assets. Fees are negotiable.

MSCI ACWI ex USA Index – The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed (excluding the USA) and emerging markets.

Please file this Supplement with your records.